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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 1, 2022
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 1, 2022, the Board of Directors (the “Board”) of Penumbra, Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective as of such date, to add the Proxy Access Bylaw (as defined below).

The Amended Bylaws permit eligible stockholders to nominate candidates for election to the Board and to include such nominees in the Company's proxy statement for any annual meeting of stockholders in accordance with procedures providing for proxy access (the “Proxy Access Bylaw”). The Proxy Access Bylaw may be used by an eligible stockholder, or group of up to 20 eligible stockholders, who has continuously owned at least 3% of the outstanding shares of the Company’s common stock, measured as of the most recent date for which such amount is disclosed in a filing by the Company with the Securities and Exchange Commission prior to the submission of the proxy access notice (the "Minimum Number"), for at least the three-year period preceding and including the date of submission of the proxy access notice, and who continues to hold the Minimum Number through the date of the applicable meeting of stockholders, provided that the eligible stockholder(s) and the director nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. The Proxy Access Bylaw further provides that an eligible stockholder, or a group of eligible stockholders, may nominate up to the greater of (i) 25% of the total number of directors of the Company as of the last day on which a proxy access notice may be submitted, rounded down to the nearest whole number, or (ii) two directors, subject to reduction in the event a director has been elected to the Board through proxy access at one of the three immediately preceding annual meetings of the Company’s stockholders and whose reelection at such annual meeting is being recommended by the Board. The Amended Bylaws also contain conforming and clarifying changes related to the notice requirements for director nominations by stockholders at meetings of stockholders.

The Proxy Access Bylaw will first become available in connection with the Company’s 2023 annual meeting of stockholders.

The foregoing description does not constitute a complete summary of the Amended Bylaws and is qualified by reference in its entirety to the full text of the Amended Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Penumbra, Inc.
104	Cover Page Interactive Data File (formatted as Inline Extensible Business Reporting Language).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penumbra, Inc.

Date: August 5, 2022	By:	/s/ Johanna Roberts
Johanna Roberts
Executive Vice President, General Counsel and Secretary